Exhibit 10.37
NOVELIS NO. 1 LIMITED PARTNERSHIP
JOINDER AGREEMENT
     This JOINDER AGREEMENT, dated as of May 14, 2007, is delivered pursuant to Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, dated as of January 7, 2005, by Novelis Inc. (the “Canadian Borrower”), and the Subsidiaries of the Canadian Borrower listed on the signature pages thereof in favour of the Citicorp North America, Inc., as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.
     By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.
     The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.
     The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
[Signature page follows.]

     IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

NOVELIS NO. 1 LIMITED PARTNERSHIP, acting by its general partner 4260848 Canada Inc.
By	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney-in-Fact

Novelis No. 1 Limited Partnership
Joinder Agreement — Signature Page

ACKNOWLEDGED AND AGREED as of the date first above written: CITICORP NORTH AMERICA, INC., as Administrative Agent
By	/s/ Arnold Y. Wong
	Name:	Arnold Y. Wong
	Title:	Vice President

Novelis No. 1 Limited Partnership
Joinder Agreement — Signature Page

Annex 1-A
Supplements to Pledge and Security Agreement Schedules
(See attached).

Schedule 1
Jurisdiction of Organization; Principle Executive Office

Location of chief
		Jurisdiction of		executive office
		organization as of		as of date of
	Former legal	date of agreement		agreement and
Grantor’s legal	names in the	and any other in	Organizational	any other in the
name	past 5 years	the past 5 years	ID number	past 5 years
Novelis No. 1 Limited Partnership	• None	Jurisdiction of organization as of date of agreement: Quebec Other jurisdiction(s) of organization in past 5 years: None	33	Chief Executive Office Location as of date of agreement: 2040 Fay Street Jonquiere, Quebec Other Chief Executive Office Locations in past 5 years: None
Novelis No. 1 Limited Partnership
Supplemental Schedules

Schedule 2
Pledged Collateral

List of Pledged Stock:	% of issued and outstanding
equity of all classes of each issuer:

• None	None

List of Pledged Debt Instruments:

• None	None
Novelis No. 1 Limited Partnership
Supplemental Schedules

Schedule 3
Filings
•	US Patent and Trademark Office
Novelis No. 1 Limited Partnership
Supplemental Schedules

Schedule 4
Location of Inventory and Equipment
Location of inventory and/or equipment:
•	2040 Fay Street, Jonquiere, Quebec
Inventory at third-party locations:
•	None
Locations of inventory and/or equipment for five preceding years:
•	None
Novelis No. 1 Limited Partnership
Supplemental Schedules

Schedule 5
Intellectual Property
Trademark Registrations
A.	REGISTERED TRADEMARKS

Trademark			Registration
Name	Country Name	Serial Number	Number
NOVELIS	Australia	1080042	862070
NOVELIS	Belarus	A0002432	862070
NOVELIS	Switzerland	A0002432	862070
NOVELIS	Chile	714240	754699
NOVELIS	China (Peoples Republic)	A0002432	862070
NOVELIS	Ecuador		3067-06
NOVELIS	Croatia	A0002432	862070
NOVELIS	Iceland	A0002432	862070
NOVELIS	Jordan	84045	84045
NOVELIS	Japan	A0002432	862070
NOVELIS	Cambodia	23898/05	23124/06
NOVELIS	Korea, Republic of	862070	862070
NOVELIS	Lebanon	104380	104380
NOVELIS	Liechtenstein	A0002432	862070
NOVELIS	Mexico	756681	919009
NOVELIS	Norway	A0002432	862070
NOVELIS	New Zealand	734806	734806
NOVELIS	Panama	147348	147348
NOVELIS	Peru	255168	113730
NOVELIS	Paraguay	28971/2005	288689
NOVELIS	Russian Federation	A0002432	862070
NOVELIS	Taiwan	94042520	1211172
NOVELIS	Ukraine	A0002432	862070
NOVELIS	United States of America	78/651851	3,119,944
NOVELIS	Madrid Agreement	A0002432	862070
NOVELIS	European Community	4032901	4032901
NOVELIS & DEVICE	Australia	1080049	862083
NOVELIS & DEVICE	Belarus	A0002433	862070
NOVELIS & DEVICE	Switzerland	A0002433	862070
NOVELIS & DEVICE	Chile	714241	754700
NOVELIS & DEVICE	China (Peoples Republic)	A0002433	862083
NOVELIS & DEVICE	Ecuador		3066-06
NOVELIS & DEVICE	Croatia	A0002433	862070
Novelis No. 1 Limited Partnership
Supplemental Schedules

Trademark			Registration
Name	Country Name	Serial Number	Number
NOVELIS & DEVICE	Iceland	A0002433	862070
NOVELIS & DEVICE	Jordan	84043	84043
NOVELIS & DEVICE	Japan	A0002433	862070
NOVELIS & DEVICE	Cambodia	23899/05	23125/06
NOVELIS & DEVICE	Korea, Republic of	862083	862083
NOVELIS & DEVICE	Lebanon	104381	104381
NOVELIS & DEVICE	Liechtenstein	A0002433	862070
NOVELIS & DEVICE	Mexico	756682	921297
NOVELIS & DEVICE	Norway	A0002433	862083
NOVELIS & DEVICE	New Zealand	734807	734807
NOVELIS & DEVICE	Panama	147349	147349
NOVELIS & DEVICE	Peru	255479	113731
NOVELIS & DEVICE	Paraguay	28972/2005	288669
NOVELIS & DEVICE	Russian Federation	A0002433	862070
NOVELIS & DEVICE	Taiwan	94042521	1211173
NOVELIS & DEVICE	Ukraine	A0002433	862070
NOVELIS & DEVICE	United States of America	78/671159	3,120,057
NOVELIS & DEVICE	Madrid Agreement	A0002433	862070
NOVELIS & DEVICE	European Community	4133807	4133807
NOVELIS DEVICE (ONLY)	European Community	4133948	4133948
B.	TRADEMARK APPLICATIONS FOR REGISTRATION

Trademark			Registration
Name	Country Name	Serial Number	Number
NOVELIS	Malaysia
NOVELIS	Thailand	602606
NOVELIS	South Africa	2005/18209
NOVELIS & DEVICE	Malaysia
NOVELIS & DEVICE	Thailand	602607
NOVELIS & DEVICE	South Africa	2005/18210
C.	TRADEMARK LICENSES
     1. Nonexclusive Trademark License Agreement between Novelis Inc. (as Licensor) and Novelis Corporation, Novelis UK Ltd., Novelis Automotive UK Ltd., Novelis Europe Holdings Ltd., Novelis Switzerland S.A., Novelis Technology S.A., Novelis Luxembourg S.A., Novelis Benelux NV, Novelis Aluminium Holdings Company, Novelis Deutschland GmbH, Novelis Specialites France (S.A.), Novelis PAE (S.A.S.), Novelis Foil France (S.A.S.) Novelis Lamines France (S.A.S.), Novelis Italia S.r.l. and Novelis de Mexico S.A. de C.V. (as Licensees) for the trade name Novelis and certain other brands, marks and logos, entered into on January 6, 2005 and subsequently assigned by Novelis Inc. to Novelis No. 1 Limited Partnership on May 9, 2007.
Novelis No. 1 Limited Partnership
Supplemental Schedules

Schedule 6
Bank Accounts; Control Accounts
List of deposit accounts:
•	None
List of security accounts:
•	None